EXHIBIT 10.46


                         SELLING STOCKHOLDERS AGREEMENT

         AGREEMENT, dated as of July ____, 2002, by and among NUWAVE TECHNOLOGIES, INC., a Delaware corporation (the "Corporation"), and the stockholders identified on Schedule I attached hereto (each individually, a "Holder" and, collectively, the "Holders").

         WHEREAS, the Corporation plans to file a registration statement on Form SB-2 (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"), registering therein shares of its Common Stock,$.01 par value (the "Common Stock"). on behalf of persons who have registration rights;

         WHEREAS, each Holder beneficially owns an aggregate number of shares of the Corporation's Common Stock listed below his name on the signature page hereto;

         WHEREAS, the Holders, having previously been granted registration rights, now wish to include in the Registration Statement the number of shares (collectively, the "Shares") of Common Stock in the amount set forth opposite their respective names on Schedule I attached hereto; and

         WHEREAS, subject to the terms and conditions herein, the Corporation has agreed to file the Registration Statement and include the Shares therein and, as a condition to registering the Shares in the Registration Statement, the Holders have agreed to enter into this Agreement.

         NOW, THEREFORE, in consideration of the promises, the mutual covenants herein set forth and other good and valuable consideration, the parties hereto agree as follows:

                                   ARTICLE I.
                         OBLIGATIONS OF THE CORPORATION

         1.1 Filing of Registration Statement. The Corporation shall, as promptly as practicable after the date hereof, prepare and file the Registration Statement covering the Shares and shall use its best efforts to cause the Registration Statement to become effective under the Securities Act. The Corporation's obligation under this Agreement shall be limited to preparing and filing, in accordance with the preceding sentence, one Registration Statement to be effective under the Securities Act. The Corporation may include in the Registration Statement shares of its Common Stock owned by persons in addition to the Holders.

         1.2 Expenses. The Corporation shall bear the entire cost and expense of the Registration Statement and related expenses, including legal fees, accountants' fees, printing fees and SEC and "blue sky" filing fees; provided that each Holder shall bear the cost of his counsel, if any, and the brokerage fees or commissions incurred in connection with the sale of his portion of the Shares.


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         1.3  Prospectus. The Corporation shall furnish the Holders such number of copies of the prospectus (including each preliminary, amended or supplemental prospectus, collectively, the "Prospectus") to the Registration Statement as the Holders may reasonably request in order to facilitate sales of their respective portion of the Shares.

                                  ARTICLE II.
                            AGREEMENTS OF THE HOLDERS

         Each Holder severally represents and agrees as follows:

         2.1 Completeness of Information. The information regarding the Holder in the excerpt of the Registration Statement, representing the sections of such Registration Statement entitled "Selling Stockholders" and "Plan of Distribution," and attached hereto as Exhibit A, is complete and correct. The Holder agrees to give the Corporation prompt written notice in the event such information ceases to be complete and correct.

         2.2 Furnishing of Information. The Holder shall furnish to the Corporation, in writing, such appropriate information and covenants regarding himself, his ownership of the Shares, any other securities of the Corporation, the proposed methods of sale or other disposition of his portion of the Shares and any underwriter or any broker-dealer which may be used in connection therewith, as the Corporation, the SEC or any state or other regulatory authority may request.

         2.3 Necessary Actions. The Holder shall execute, deliver and/or file with or supply to the Corporation, the SEC and/or any state or other regulatory authority such information, documents, representations, undertakings and/or agreements:

                        (i) necessary to carry out the provisions of this Agreement;

                        (ii) necessary to effect the registration or qualification of the Shares under the Securities Act and/or any of the laws and regulations of any jurisdiction; or

                        (iii) as the Corporation may reasonably require to
                              ensure the transfer or disposition by him of his portion of the Shares is not in violation of the Securities Act or any applicable state securities laws.

         2.4 Restrictions. Until such time as the Holder shall have completed the distribution of his portion of the Shares covered by the Registration Statement or until the remaining portion of such Shares shall have been de-registered, the Holder agrees:

                        (i) to abide by the anti-manipulative rules under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including provisions of Regulation M ("Regulation M"), as presently in effect or as hereinafter amended, promulgated under the Exchange Act; and


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                        (ii)  to effect no transaction for the purpose of
                              stabilizing the price of share of Common Stock; "stabilizing" is defined in Regulation M.

         2.5 Revisions. Upon written notification from the Corporation that the Prospectus to the Registration Statement is in need of revision, or upon advice of counsel that no offers or sales should then be made under the Registration Statement, each Holder agrees:

                        (i) to cease to offer or sell any Shares which must be accompanied by such Prospectus;

                        (ii)  to return all such Prospectuses to the
                              Corporation, if requested; and

                        (iii) not to offer or sell any Shares until provided
                              with a current Prospectus and notification from the Corporation to permit the Holders to resume offers and sales.

Notwithstanding the foregoing, the Corporation shall use its best efforts to amend or supplement or to reinstate the Registration Statement, as appropriate, as promptly as practicable, and to provide the Holder with amended or supplemented Prospectuses so offers and sales of the Shares may be resumed.

         2.6 Reports. At the request of the Corporation, the Holder shall furnish to the Corporation, not later than five (5) days after the receipt of the request, a written report of the number of Shares sold under the Registration Statement, showing the dates of sale, amount of Shares sold and the method of distribution.

         2.7 Information to Broker. The Holder shall supply a reasonable number of Prospectuses to any broker through whom the Holder makes sales and he shall inform such broker that such Shares may be part of a distribution and, if so, that such broker may be subject to the provisions of Regulation M until such time as such broker has completed the sale of all such Shares.

         2.8 Entire Obligation. The Holder acknowledges that the inclusion of his Shares in the Registration Statement constitutes the Corporation's entire obligation to him to register such Shares, whether pursuant to a Stock Purchase Agreement, Warrant Agreement, or otherwise, between him and the Corporation.

         2.9 Violations of Law. The Holder shall cancel any orders to sell and/or to reverse any sales of Shares as to which, in the reasonable belief of the Corporation and its counsel, such orders and/or sales were effected in violation of the Securities Act, the Exchange Act or any applicable state securities laws.

                                  ARTICLE III.
                                    BLUE SKY

         3.1 Qualification. The Corporation shall use its best efforts to register or qualify the Shares covered by the Registration Statement under the securities or "blue sky" laws of such jurisdictions as the Holder may reasonably request.


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         3.2  Reservation. Notwithstanding the foregoing, the Corporation reserves the right, in its sole discretion, not to register or qualify such Shares in any jurisdiction where:

                        (i) any of such Shares do not meet with the requirements of such jurisdiction;

                        (ii) the Corporation would be required to qualify as a foreign corporation to do business in such jurisdiction and is not otherwise required to be qualified therein;

                        (iii) the Corporation would be required to file any
                              general consent to service of process; or

                        (iv) the fees of registration or qualification are deemed by the Corporation to be disproportionate to the number of Shares covered thereby.

                                  ARTICLE IV.
                                 INDEMNIFICATION

         4.1 Indemnification by Corporation. To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder, against any losses, claims, damages, liabilities (including reasonable attorneys' fees) or expenses (joint or several) incurred (collectively, "Claims") to which he may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein:

                        (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

                        (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Corporation files any amendment thereof or supplement thereto with the SEC or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or

                        (iii) any violation or alleged violation by the
                              Corporation of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations").


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         4.2  Limitation on Indemnification. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in Section
4.1 hereof shall not:

                        (i) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Corporation by or on behalf of the Holder expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto;

                        (ii) be available to the extent such Claim is based on a failure of the Holder to deliver or cause to be delivered the prospectus made available by the Corporation; or

                        (iii) apply to amounts paid in settlement of any Claim
                              if such settlement is effected without the prior written consent of the Corporation, which consent shall not be unreasonably withheld.

         4.3 Indemnification by Holders. Each Holder will indemnify the Corporation and its officers, directors, attorneys and agents against any Claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Corporation, by or on behalf of such Holder, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Corporation pursuant to
Section 4.1.

4.4      Actions to be Taken.
         -------------------

         (a) Promptly after receipt by the Holder or by the Corporation (an "Indemnified Person") under this Article IV of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this
Article IV (the "Indemnifying Party"), deliver to the Indemnifying Party a written notice of the commencement thereof.

         (b) The Indemnifying Party shall have the right to participate in, and, to the extent the Indemnifying Party so desires, jointly with any other Indemnifying Party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the Indemnified Person; provided, however, that an Indemnified Person shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the Indemnifying Party, if, in the reasonable opinion of counsel retained by the Indemnifying Party, the representation by such counsel of both the Indemnified Person and the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Person and the Indemnifying Party in such proceeding.

         (c) In such event, the Indemnifying Party shall pay for only one separate legal counsel for the Indemnified Party; such legal counsel to be selected by the Indemnified Person, (i) subject to the consent of the Indemnifying Party (which consent shall not be unreasonably withheld or


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delayed), and (ii) if the Indemnified Persons are Holders, by the Holders
holding a majority in interests of the Shares included in the Registration Statement.

         (d) Except as provided in the immediately preceding clauses, in case any such action is brought against any Indemnified Person, and such Indemnified Person notifies the Indemnifying Party of the commencement thereof, after notice from the Indemnifying Party to such Indemnified Person of the Indemnifying Party's election so to assume (alone or with other Indemnifying Parties) the defense thereof, the Indemnifying Party will not be liable to such Indemnified Person under this Article IV for any legal or other reasonable out-of-pocket expenses subsequently incurred by such Indemnified Person in connection with the defense thereof other than reasonable costs of investigation, unless the Indemnifying Party shall not defend such action to its final conclusion.

         (e) The Indemnified Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but, except as provided above, the fees and reasonable out-of-pocket expenses subsequently incurred by such Indemnified Person in connection with the defense thereof other than reasonable costs of investigation, unless the Indemnifying Party shall not pursue the action of its final conclusion.

         (f) The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Person under this Article IV, except to the extent that the Indemnifying Party is prejudiced in its ability to defend such action.

4.5      Contribution.
         ------------

         (a) To the extent any indemnification by an Indemnifying Party is prohibited or limited by law, the Indemnifying Party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Article IV to the fullest extent permitted by law.

         (b) Notwithstanding the foregoing:

                        (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in this Article IV;

                        (ii) no seller of Shares guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Shares who was not guilty of such fraudulent misrepresentation; and

                        (iii) contribution by any seller of Shares shall be
                              limited in amount to the net amount of proceeds received by such seller from the sale of such Shares.


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                                   ARTICLE V.
                                  MISCELLANEOUS

         5.1 Survival. All agreements and representations and warranties made herein shall survive the delivery of this Agreement and the consummation of the transactions contemplated herein.

         5.2 Binding. This Agreement sets forth the entire agreement among the Corporation and the Holders relating to the registration of the Shares, and supersedes any prior agreements among the Corporation and the Holders. Should there be any conflict between the terms and provision of this Agreement and the terms and provisions of any other Agreement between the parties to this Agreement with respect to the matters herein, the terms and provisions of this Agreement shall govern. This Agreement shall be binding upon and shall inure to the benefit of the Corporation and the Holders and their respective heirs, representatives, successors and assigns. This Agreement cannot be modified, changed, discharged, or terminated except by an instrument in writing signed by the party sought to be charged.

         5.3 Governing Law. This Agreement shall be governed by, and shall be construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to conflicts of law.

         5.4 Captions. The titles of the Articles and Sections of this Agreement are for the convenience of reference only and are not to be considered in construing this Agreement. Whenever used herein, the singular member includes the plural, the plural includes the singular, and the use of any gender shall include all genders.

         5.5 Notices. Any notice, request, instruction or other document to be given hereunder shall be in writing and shall be delivered personally, or sent by registered or certified mail, as follows:

              If to the Corporation:

                      NUWAVE Technologies, Inc.
                      One Passaic Avenue
                      Fairfield, New Jersey 07004
                      Attn: Gerald Zarin
                            President and Chief Executive Officer

              If to a Holder, to the address on the signature page or such other address as any party hereto may hereinafter designate in writing to the other parties hereto in accordance with the terms hereof.

         5.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were excluded and shall be enforceable in accordance with its terms.


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         5.7  Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                         NUWAVE TECHNOLOGIES, INC.


                                         By:_____________________________
                                         Name:  Gerald Zarin
                                         Title: President and Chief Executive
                                                Officer





---------------------------              ---------------------------
                                         Signature of Holder:
___________________________              Name:
Address of Holder



---------------------------              ---------------------------
                                         Signature of Joint Holder, if any:
___________________________              Name:
Address of Joint Holder


================================================================================


                                               Direct             Indirect

Shares of Common Stock(1):                 ________________    ________________

Shares underlying options or warrants(2):  ________________    ________________

(1) Include all shares of Common Stock directly owned by you. In addition, list all shares owned by any member of your immediate family or any affiliate of yours, including the nature of the indirect ownership.

(2) Include all options and warrants, including the exercise price and the termination date thereof, directly owned by you. In addition, list all options and warrants owned by any member of your immediate family or any affiliate of yours, including the nature of the indirect ownership.


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